MEMBER FDIC Third Quarter 2017

2 This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect”, “anticipate,” “estimate,” “forecast,” “project,” “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential,” “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Forward Looking Statement and Risk Factors

3 Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

4 Table of Contents Corporate Profile ............................................................................................................................................ 5 3Q Highlights .................................................................................................................................................. 6 Performance Summary .................................................................................................................................. 7 STBA Investment Thesis................................................................................................................................ 8 Performance .................................................................................................................................................... 9 Expenses.......................................................................................................................................................... 12 Growth ............................................................................................................................................................. 14 Mergers and Expansion .................................................................................................................................. 15 Markets ............................................................................................................................................................ 16 Asset Quality................................................................................................................................................... 22 Rate Sensitivity............................................................................................................................................... 27 Senior Management ....................................................................................................................................... 28 Lines of Business............................................................................................................................................. 29 Valuation.......................................................................................................................................................... 30 The Right Size.................................................................................................................................................. 31 Financial Data .................................................................................................................................................. 32 Appendix - Non-GAAP Measures .................................................................................................................. 38

5 Corporate Profile 5 • Headquartered in Indiana, PA • $7.2 billion in assets (as of 09.30.17) • $1.4 billion market cap (as of 09.30.17) • Locations in 5 regional markets • Stock symbol: STBA Corporate Profile

6 3Q Highlights • 3Q EPS +12% vs 2Q (excluding $3.6M security gains) • 3Q EPS +10% vs 3Q16 • ROA 1.27%; ROE 10.23%; ROTE 15.47% • NIM (FTE) up 2 bps to 3.59%(1) • NPLs Decreased by 20% ($7.2M) • Efficiency Ratio 50.16% • 10% Dividend Increase to $0.22/share (1)Refer to appendix for reconciliation of Non-GAAP financial measures 3Q Highlights

7 Performance Summary (1) Annualized for quarterly data (2)Refer to appendix for reconciliation of Non-GAAP financial measures 3Q17 2Q17 1Q17 2016 2015 2014 Net Income (in $ thousands) $22,721 $22,765 $18,188 $71,392 $67,081 $57,910 Diluted Earnings per Share $0.65 $0.65 $0.52 $2.05 $1.98 $1.95 Dividends Declared per Share $0.20 $0.20 $0.20 $0.77 $0.73 $0.68 Total Assets (in $ millions) $7,170 $7,086 $7,065 $6,943 $6,318 $4,965 Total Loans (in $ millions) $5,869 $5,781 $5,761 $5,615 $5,063 $3,872 Total Deposits (in $ millions) $5,443 $5,410 $5,435 $5,272 $4,877 $3,909 Return on Average Assets(1) 1.27% 1.29% 1.06% 1.08% 1.13% 1.22% Return on Average Equity(1) 10.23% 10.55% 8.68% 8.67% 8.94% 9.71% Return on Tangible Equity(1)(2) 15.47% 16.15% 13.45% 13.71% 14.39% 14.02% Net Interest Margin (FTE)(1)(2) 3.59% 3.57% 3.50% 3.47% 3.56% 3.50% Nonperforming Assets/Loans+OREO 0.52% 0.66% 0.81% 0.77% 0.71% 0.33% Allowance for Loan Losses/Total Portfolio Loans 0.97% 0.96% 0.97% 0.94% 0.96% 1.24% Net Loan Charge-offs/Average Loans(1) 0.10% 0.37% 0.15% 0.25% 0.22% 0.00% Risk Based Capital-Total 12.54% 12.37% 12.02% 11.86% 11.60% 14.27% Tangible Common Equity/Tangible Assets(2) 8.63% 8.49% 8.28% 8.23% 8.24% 9.00% Performance

8 STBA Investment Thesis • Above peer performance • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Stable regional markets with long-term oil and gas benefit • Sound asset quality STBA Investment Thesis

9 Return on Average Assets 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 2013 2014 2015 2016 YTD 3Q17 1.12% 1.22% 1.13% 1.08% 1.21% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q17 (2)Annualized Performance Peer(1) (2)

10 Performance Return on Average Equity 12.5% 10.0% 7.5% 5.0% 2.5% 0.0% 2013 2014 2015 2016 YTD 3Q17 9.21% 9.71% 8.94% 8.67% 9.83% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q17 (2)Annualized Peer(1) (2)

11 Performance Return on Average Tangible Equity 20.0% 15.0% 10.0% 5.0% 0.0% 2013 2014 2015 2016 YTD 3Q17 13.94% 14.02% 14.39% 13.71% 15.05% (1) SNL Financial Custom Peer Group Holding Companies with $3-10 Billion of Assets through 2Q17. (2) Annualized (3)Refer to appendix for reconciliation of Non-GAAP financial measures Peer(1) (2) (3)

12 Expenses Non Interest Expense / Average Assets 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 2013 2014 2015 2016 YTD 3Q17 2.61% 2.46% 2.30% 2.17% 2.09% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q17. (2)Annualized Peer(1) (2)

13 Expenses Efficiency Ratio 70% 60% 50% 40% 2013 2014 2015 2016 YTD 3Q17 60.03% 58.67% 55.86% 54.06% 51.78% Peer(1) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q17. (2)Refer to appendix for reconciliation of Non-GAAP financial measures (2)

14 Loan Growth $6,000 $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 Lo an D ol la rs (in m ill io ns ) 2011 2012 2013 2014 2015 2016 3Q17 $3,130 $3,347 $3,566 $3,869 $5,028 $5,611 $5,821 Growth CA GR = 11.4%

15 Mergers and expansion S&T Bank Mainline Bank Gateway Bank Integrity Bank $7,000 $6,000 $5,000 $4,000 $3,000 $ (M ill io ns ) 2012 2013 2014 2015 2016 3Q17 4,159 4,533 $4,533 4,965 $4,965 5,452 6,943 $6,943 7,170 $7,170 242 126 $4,527 866 $6,318 North Shore Pittsburgh LPO opened - November 16, 2016 Mainline National Bank acquired - March 9, 2012 Northeast Ohio Loan Production Office opened – August 27, 2012 Gateway Bank acquired August 13, 2012 Western NY LPO opened – March 23, 2015 Integrity Bank acquired March 4, 2015 Central Ohio LPO opened – January 21, 2014 S&T Bank branch opens in State College, PA June 18, 2014 S&T Bank branch opens in Akron, OH December 21, 2015

16 Loan Growth by Market 2012 2017 Markets Western NY Western NY Central PA Central PA Southwestern PA Southwestern PA Northeast OH Northeast OH Central OH Central OH

17 MSAs Locations Deposits(2) % Portfolio Loans(2) % Southwestern PA(1) Pittsburgh 51 $3,764 69.2% $3,019 51.9%Altoona Johnstown Central PA Lancaster 8 737 13.5% 840 14.4%Harrisburg York Other PA 160 2.9% 411 7.1% Total PA 4,661 85.6% 4,270 73.4% Northeast OH Akron 1 33 0.6% 312 5.4% Cleveland Central OH Columbus 1 26 0.5% 322 5.5% Other OH 13 0.2% 148 2.5% Total OH 72 1.3% 782 13.4% Western NY Rochester 1 14 0.3% 372 6.4% Buffalo Other NY 17 0.3% 178 3.0% Total NY 31 0.6% 550 9.4% Other States 679 12.5% 219 3.8% Total Other States 679 12.5% 219 3.8% Total $5,443 100.0% $5,821 100.0% S&T Operates in 5 Regional Markets (1) Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2) Based on customer residence Dollars in millions Markets

18 Projected Population Change 2018-2023 5% 4% 3% 2% 1% 0% -1% -2% Southwestern PA Central PA Northeast OH Central OH Western NY (0.66)% 1.99% (0.14)% 4.01% 0.25% 3.50% 2,838 1,561 2,752 2,076 2,208 Source: SNL & Nielson 2017 Estimated Population 2018 in 000s Markets U.S. Average

19 Median Household Income $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 Southwestern PA Central PA Northeast OH Central OH Western NY $57,787 $64,246 $56,107 $63,009 $58,110 $61,045 U.S. Average Source: SNL & Nielson 2017 Markets

20 Unemployment Rate 7% 6% 5% 4% 3% 2% 1% Southwestern PA Central PA Northeast OH Central OH Western NY 4.46% 3.72% 5.42% 3.80% 4.80% 4.10% Source: September 2017 Bureau of Labor Statistics; seasonally adjusted U.S. Average Markets

21 Stable regional markets with long-term oil & gas benefit Markets

22 Asset quality Nonperforming Loans / Total Loans 1.5% 1.0% 0.5% 0.0% 2013 2014 2015 2016 3Q17 0.63% 0.32% 0.70% 0.76% 0.50% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q17 Peer(1)

23 Asset quality Net Charge Offs / Average Loans 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 2013 2014 2015 2016 YTD 3Q17 0.25% 0.00% 0.22% 0.25% 0.21% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 3Q17 (2)Annualized Peer(1) (2)

24 Commercial CRE $2,682 59% C&I $1,447 32% Construction $433 9% Asset quality Loan Mix As of 9.30.17 Total Portfolio Loans $5,821 Commercial $4,562 78% Consumer $1,259 22% Consumer Mortgage/ Construction $702 56% Home Equity $488 39% Other $69 5% in $ Millions

25 Asset quality Recreational 1% Convenience Stores 2% Mobile Home Park 2% Restaurant 2% Dealerships 4% Other 4% Warehouse/Storage 4% Student Rentals 4% Manufacturing 7% Retail Space 7% Healthcare 8% Flex/Mixed Use 9% Strip Malls 9% Hotels 10% Multi-Family 12% Offices 15% Commercial Real Estate Diversification As of 9.30.17 Total CRE $2,682 million Pennsylvania 64% Ohio 20% New York 9% West Virginia 2% Other 5%

26 Asset quality Commercial & Industrial Diversification As of 9.30.17 Total C&I $1,447 million Agriculture 1% Information 1% Co. & Enter. 1% Support Svs. 1% Arts, Enter. & Recr. 1% Food Svs. 1% Finance/Insurance 3% Mining 3% Utilities 3% Transportation 3% Professional Svs. 3% Wholesale Trade 4% Other Svs. 6%Educational Svs 8% RE- Rent/Lease 9% Health Care 11% Public Admin. 11% Retail Trade 13% Manufacturing 13%

27 Loans & Securities Floating Rate $2,497 37% ARM/Future Reset 1,702 26% Fixed Rate 2,461 37% Total $6,660 100% Deposits & Borrowings Floating Rate/Short Wholesale Borrowings $1,174 19% Non-Maturity Variable Deposits 2,361 38% Non-Interest Bearing DDA 1,357 22% Fixed Rate 1,335 21% Total $6,227 100% Rate Sensitivity As of 09.30.17 in $ Millions Rate Sensitivity

28 Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 32 32 Mark Kochvar Chief Financial Officer 31 25 David G. Antolik Chief Lending Officer 29 27 Ernest J. Draganza Chief Risk Officer 30 25 Patrick J. Haberfield Chief Credit Officer 30 7 David P. Ruddock Chief Operating Officer 32 32 Thomas J. Sposito, II Chief Corporate Develop Officer 32 5 Rebecca A. Stapleton Chief Banking Officer 29 29 Senior Management

29 Lines of Business Commercial Banking • 45 commercial bankers • 17 business bankers • C&I growth focused on privately held companies with sales up to $150 million • Regional team based approach to credit delivery • Dedicated small business (B2B) delivery channel • Dedicated treasury management team Retail Banking • Competitive, relationship driven • Robust suite of deposit, loan, and digital products • Over 133,000 households • 61 locations; average size of $89.2 million • Technology driven with over 110,000 online banking and over 63,000 mobile banking customers • Solution center support S&T-Evergreen Insurance • Full service agency • Commercial P&C (76%) • Group life and health (12%) • Personal lines (12%) • Annual revenue of $4.8 million • Focus on increasing penetration of S&T customer base Wealth Management • $1.9 billion AUA • 3 divisions • S&T Trust • S&T Financial Services • RIA/Stewart Capital Advisors • Annual revenue of $10.0 million • New leadership: Greg Lefever, 35 years in financial services Lines of Business

30 1 YR 3 YR 5 YR 10 YR STBA 39.81% 22.07% 20.74% 5.27% NASDAQ Bank 33.08% 18.79% 18.12% 4.99% KRX-Dow Jones KBW Regional Bank 28.86% 17.22% 16.59% 4.57% S&P 500 18.66% 10.79% 14.18% 7.42% Valuation NASDAQ Bank S&P 500 KRX Regional Bank S&T Bancorp Stock Price Change (%) 70 60 50 40 30 20 10 0 -10 Pr ic e C ha ng e( % ) Se p 16 O ct 16 N ov 16 D ec 16 Ja n 17 Fe b 17 M ar 17 Ap r1 7 M ay 17 Ju n 17 Ju ly 17 Au g 17 Se pt 17 Institutional Ownership 52.59% Insider Ownership 1.73% Employee 401K 1.49% Source: NASDAQ and internal data Source: Bloomberg Total Annualized Shareholder Return Includes reinvested dividends (Data as of 09.30.17) Stock Performance Source: SNL

31 The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive The Right Size

32 Income Statement Dollars in thousands, except per share data 3Q17 2Q17 1Q17 2016 2015 2014 Net Interest Income $57,456 $56,570 $53,878 $203,259 $187,551 $148,042 Noninterest Income 13,551 16,265 12,996 54,635 51,033 46,338 Total Revenue 71,007 72,835 66,874 257,894 238,584 194,380 Noninterest Expense 36,553 36,597 36,808 143,232 136,717 117,240 Provision for Loan Losses 2,850 4,869 5,183 17,965 10,388 1,715 Net Income Before Taxes 31,604 31,369 24,883 96,697 91,479 75,425 Taxes 8,883 8,604 6,695 25,305 24,398 17,515 Net Income $22,721 $22,765 $18,188 $71,392 $67,081 $57,910 Diluted Earnings per Share $0.65 $0.65 $0.52 $2.05 $1.98 $1.95 Financial Data

33 Balance Sheet Dollars in thousands 3Q17 2Q17 1Q17 2016 2015 2014 Securities $697,954 $689,388 $713,198 $693,487 $660,963 $640,273 Interest-bearing Balances 59,725 66,764 47,469 87,201 41,639 57,048 Loans, Net 5,811,982 5,725,588 5,705,365 5,562,437 5,014,786 3,823,805 Other 600,518 604,426 599,066 599,928 600,966 443,560 Total Assets $7,170,179 $7,086,166 $7,065,098 $6,943,053 $6,318,354 $4,964,686 Deposits $5,443,240 $5,409,862 $5,435,325 $5,272,377 $4,876,611 $3,908,842 Borrowings 783,453 750,626 716,724 771,164 580,748 385,666 Other Liabilities 55,910 54,616 57,869 57,556 68,758 61,789 Equity 887,576 871,062 855,180 841,956 792,237 608,389 Total Liabilities & Equity $7,170,179 $7,086,166 $7,065,098 $6,943,053 $6,318,354 $4,964,686 Financial Data

34 Net Interest Margin (1)Refer to appendix for reconciliation of Non-GAAP financial measures 3Q17 2Q17 1Q17 2016 2015 2014 Securities - FTE 2.46% 2.48% 2.44% 2.41% 2.48% 2.58% Loans - FTE 4.38% 4.30% 4.18% 4.08% 4.09% 4.06% Total Interest-earning Assets - FTE 4.15% 4.08% 3.96% 3.87% 3.86% 3.78% Deposits 0.66% 0.59% 0.54% 0.51% 0.37% 0.36% Borrowings 1.42% 1.20% 0.98% 0.86% 0.71% 0.91% Total Costing Liabilities 0.77% 0.69% 0.61% 0.55% 0.40% 0.41% Net Interest Margin – FTE(1) 3.59% 3.57% 3.50% 3.47% 3.56% 3.50% Purchase Accounting NIM – FTE(1) 3.57% 3.53% 3.45% 3.41% 3.44% 3.49% Financial Data

35 Loan Portfolio Dollars in thousands 3Q17 2Q17 1Q17 2016 2015 2014 Commercial Commercial Real Estate $2,681,693 $2,664,642 $2,614,724 $2,498,476 $2,166,603 $1,682,236 Commercial & Industrial 1,446,811 1,401,283 1,422,297 1,401,035 1,256,830 994,138 Construction 432,887 426,754 455,211 455,884 413,444 216,148 Total Commercial 4,561,391 4,492,679 4,492,232 4,355,395 3,836,877 2,892,522 Consumer Residential Mortgage 697,367 706,143 700,610 701,982 639,372 489,586 Home Equity 487,806 484,960 479,402 482,284 470,845 418,563 Installment and Other Consumer 69,644 70,068 70,219 65,852 73,939 65,567 Construction 4,550 3,969 4,363 5,906 6,579 2,508 Total Consumer 1,259,367 1,265,140 1,254,594 1,256,024 1,190,735 976,224 Total Portfolio Loans 5,820,758 5,757,819 5,746,826 5,611,419 5,027,612 3,868,746 Total Loans Held for Sale 47,936 23,120 14,355 3,793 35,321 2,970 Total Loans $5,868,694 $5,780,939 $5,761,181 $5,615,212 $5,062,933 $3,871,716 Financial Data

36 Asset Quality Dollars in thousands (1)Annualized for quarterly data 3Q17 2Q17 1Q17 2016 2015 2014 Total Nonperforming Loans $29,493 $36,669 $45,992 $42,635 $35,382 $12,457 Nonperforming Loans/Total Loans 0.50% 0.63% 0.80% 0.76% 0.70% 0.32% Nonperforming Assets/Total Loans + OREO 0.52% 0.66% 0.81% 0.77% 0.71% 0.33% Net Charge-offs (Recoveries)/Average Loans(1) 0.10% 0.37% 0.15% 0.25% 0.22% 0.00% Allowance for Loan Losses/Total Portfolio Loans 0.97% 0.96% 0.97% 0.94% 0.96% 1.24% Allowance for Loan Losses/Nonperforming Loans 192% 151% 121% 124% 136% 385% Financial Data

37 Capital (1)Refer to appendix for reconciliation of Non-GAAP financial measures 3Q17 2Q17 1Q17 2016 2015 2014 Leverage 9.25% 9.01% 8.92% 8.98% 8.96% 9.80% Common Tier 1 – Risk-Based Capital 10.70% 10.53% 10.16% 10.04% 9.77% 11.81% Tier 1 – Risk-Based Capital 11.05% 10.89% 10.52% 10.39% 10.15% 12.34% Total – Risk-Based Capital 12.54% 12.37% 12.02% 11.86% 11.60% 14.27% Tangible Common Equity/Tangible Assets(1) 8.63% 8.49% 8.28% 8.23% 8.24% 9.00% Financial Data

Appendix

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

	3Q17	2Q17	1Q17	2016	2015	2014
Tangible common equity/tangible assets (non-GAAP)						
Total Shareholders' Equity (GAAP basis)	$887,576	$871,062	$855,180	$841,956	$792,237	$608,389
Less: goodwill & other intangible assets	(295,627)	(295,861)	(296,222)	(296,580)	(298,289)	(178,451)
Tax effect of other intangible assets	1,385	1,467	1,593	1,719	2,284	921
Tangible common equity (non-GAAP)	**593,334**	**576,668**	**560,551**	**547,095**	**496,232**	**430,859**
Total assets (GAAP basis)	7,170,179	7,086,166	7,065,098	6,943,053	6,318,354	4,964,686
Less: goodwill & other intangible assets	(295,627)	(295,861)	(296,222)	(296,580)	(298,289)	(178,451)
Tax effect of other intangible assets	1,385	1,467	1,593	1,719	2,284	921
Tangible assets (non-GAAP)	**$6,875,937**	**$6,791,772**	**$6,770,469**	**$6,648,192**	**$6,022,349**	**$4,787,156**
Tangible common equity/tangible assets (non-GAAP)	**8.63%**	**8.49%**	**8.28%**	**8.23%**	**8.24%**	**9.00%**
Common return on average tangible common equity (non-GAAP)						
Net Income[(1)]	$90,144	$91,309	$73,762	$71,392	$67,081	$57,910
Plus: amortization of intangibles[(1)]	930	1,449	1,453	1,615	1,818	1,129
Tax effect of amortization of intangibles	(326)	(507)	(509)	(565)	(636)	(395)
Net income before amortization of intangibles[(1)]	**90,748**	**92,251**	**74,706**	**72,442**	**68,263**	**58,644**
Total average shareholders' equity (GAAP Basis)	881,014	865,663	850,119	823,607	750,069	596,155
Less: average goodwill and other intangible assets	(295,775)	(296,074)	(296,416)	(297,377)	(278,130)	(178,990)
Tax effect of other intangible assets	1,437	1,541	1,661	1,992	2,283	1,109
Tangible average common equity (non-GAAP)	**$586,676**	**$571,130**	**$555,364**	**$528,222**	**$474,222**	**$418,274**
Common return on average tangible common equity (non-GAAP)	**15.47%**	**16.15%**	**13.45%**	**13.71%**	**14.39%**	**14.02%**

Dollars in thousands

[(1)]Annualized for quarterly data

38

39 APPENDIX – Non-GAAP Measures 3Q17 2Q17 1Q17 2016 2015 2014 Efficiency ratio (non-GAAP) Noninterest expense $36,553 $36,597 $36,808 $143,232 $136,717 $117,240 Net interest income 57,456 56,570 53,878 203,259 187,551 148,042 Plus: taxable equivalent adjustment 1,867 1,877 1,871 7,043 6,123 5,461 Net interest income (FTE) (non-GAAP) 59,323 58,447 55,749 210,302 193,674 153,503 Noninterest income 13,551 16,265 12,996 54,635 51,033 46,338 Less: securities (gains) losses, net — (3,617) (370) — 34 (41) Net interest income (FTE) (non-GAAP) plus noninterest income $72,874 $71,095 $68,375 $264,937 $244,741 $199,800 Efficiency ratio (non-GAAP) 50.16% 51.48% 53.83% 54.06% 55.86% 58.67% Appendix

40 APPENDIX – Non-GAAP Measures 3Q17 2Q17 1Q17 2016 2015 2014 Net Interest Margin Rate (FTE) (Non-GAAP) Total interest income $66,723 $64,914 $61,150 $227,774 $203,548 $160,523 Total interest expense (9,267) (8,344) (7,272) (24,515) (15,997) (12,481) Net interest income per consolidated statements of net income 57,456 56,570 53,878 203,259 187,551 148,042 Plus: taxable equivalent adjustment 1,867 1,877 1,871 7,043 6,123 5,461 Net interest income (FTE) (non-GAAP) 59,323 58,447 55,749 210,302 193,674 153,503 Purchase accounting adjustment (377) (563) (714) (2,952) (6,202) (109) Purchase accounting net interest income (FTE) (non-GAAP) $58,946 $57,884 $55,035 $207,350 $187,472 $153,394 Average interest earning assets $6,561,670 $6,568,038 $6,445,745 $6,067,151 $5,432,862 $4,386,799 Net Interest Margin 3.48% 3.45% 3.38% 3.35% 3.45% 3.37 % Adjustment to FTE Basis 0.11% 0.12% 0.12% 0.12% 0.11% 0.13 % Net Interest Margin (FTE) (non-GAAP) 3.59% 3.57% 3.50% 3.47% 3.56% 3.50 % Purchase accounting adjustment (0.02)% (0.04)% (0.05)% (0.06)% (0.12)% (0.01)% Purchase accounting NIM – FTE (non-GAAP) 3.57% 3.53% 3.45% 3.41% 3.44% 3.49 % Dollars in thousands Appendix

MEMBER FDIC Third Quarter 2017